UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

SciQuest, Inc.

(Exact name of Registrant as specified in charter)

Delaware	0-30436	56-2127592
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5151 McCrimmon Parkway, Suite 216, Morrisville, NC	27560
(Address of principal executive offices)	(zip code)

(919) 659-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7(c). Exhibits.

99.1    Text of Press Release of SciQuest, Inc., dated October 30, 2003.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, SciQuest, Inc. issued the press release referenced above announcing its operating results for the three-month period ending on October 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

By:	/s/ James J. Scheuer

JamesJ. Scheuer ChiefFinancial Officer (PrincipalFinancial Officer and Principal Accounting Officer)

Date: July 30, 2003